UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 31, 2004


                                   AGWAY INC.
                                   ----------
             (Exact name of registrant as specified in its charter)


Delaware                              2-22791                         15-0277720
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                     (IRS Employer
of incorporation)                  File Number)              Identification No.)


333 Butternut Drive, DeWitt, New York                                      13214
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code (315) 449-7446







                                       1

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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

DISCLOSURE OF AGWAY INC. MONTHLY FILINGS WITH THE U.S. BANKRUPTCY COURT FOR THE NORTHERN DISTRICT OF NEW YORK

The purpose of this Form 8-K is to file as exhibits the monthly financial information that has been provided to the U.S. Bankruptcy Court for the Northern District of New York ("Bankruptcy Court") for the month of December 2003.

The monthly financial information that was filed with the Bankruptcy Court is filed herein as Exhibit 99.
























CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Agway is including the following cautionary statement in this Form 8-K to make applicable and take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statement made by, or on behalf of, Agway. Where any such forward-looking statement includes a statement of the assumptions or basis underlying such forward-looking statement, Agway cautions that, while it believes such assumptions or basis to be reasonable and makes them in good faith, assumed facts or basis almost always vary from actual results, and the differences between assumed facts or basis and actual results can be material, depending upon the circumstances. Certain factors that could cause actual results to differ materially from those projected have been discussed herein and include the factors set forth below. Other factors that could cause actual results to differ materially include uncertainties of economic, competitive and market decisions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of Agway. Where, in any forward-looking statement, Agway, or its management, expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. The words "believe," "expect," "intend" and "anticipate" and similar expressions identify forward-looking statements.


In addition, Agway refers you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically, the Company's most recent Form 10-K, Form 10-Q and its current reports filed on Form 8-K including, among others, the Form 8-K dated January 16, 2004, which contains the Company's proposed Chapter 11 Plan and the related Disclosure Statement, the Form 8-K dated December 23, 2003, which contained unaudited consolidated financial statements for Agway and its subsidiaries as of and for the year ended June 30, 2003 and restated unaudited consolidated financial statements as of June 30, 2002 and each of the years in the two-year period then ended. These documents contain and identify important factors that could cause the Company's actual results to differ materially from those contained in Agway's projections or forward looking statements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following exhibits are filed as part of this report:

No.
---

99 Monthly Financial Information filed with the U. S. Bankruptcy Court for the Northern District of New York for December 2003.












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



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          AGWAY INC.
                                          (Registrant)



Date       April 9, 2004                  By      /s/ JOHN F. FEENEY
       --------------------------         --------------------------------------
                                                    John F. Feeney
                                                 Corporate Controller
                                              (Chief Accounting Officer)

                                   AGWAY INC.
                                EXHIBIT INDEX TO
                         MONTHLY BANKRUPTCY COURT FILING



             TITLE                                                              PAGE
            -------                                                             ----


             CERTIFICATION OF PREPARER........................................    i

             BASE BALANCE SHEETS..............................................    1
                -  Agway Inc. Consolidated
                -  Debtor
                -  Residual

             CONSOLIDATING BALANCE SHEETS.....................................    4
                -  Agway Inc. Consolidated
                -  Debtor
                -  Agway Discontinued Operations and Residual
                -  Agway Discontinued Operations
                -  Residual

             BASE INCOME STATEMENTS............................................   9
                -  Agway Inc. Consolidated
                -  Agway Inc. Consolidated Operating Expense By Type
                -  Debtor

             CONSOLIDATING INCOME STATEMENT....................................  12
                -  Agway Inc. Consolidated
                -  Agway Discontinued Operations and Residual
                -  Agway Discontinued Operations
                -  Residual
                -  Debtor - Life to Date
                -  Debtor - Month to Date

             MONTHLY CASH RECEIPTS AND DISBURSEMENTS..........................   18
                -  Agway Inc.
                -  Agway Energy Products

             AGWAY INC. MONTHLY BANK ACCOUNT SUMMARY..........................   20

             AGWAY INC. REORGANIZATION CHARGE ANALYSIS........................   22
